UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2008

FRANKLIN CREDIT MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	75-2243266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code:  (201) 604-4402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 22, 2008, Franklin Credit Management Corporation (the “Company”) granted incentive stock options to the following executives:

Name	Title	Shares Subject to Options

Alexander Gordon Jardin	Chief Executive Officer and Executive Vice President	100,000

Paul D. Colasono	Chief Financial Officer and Executive Vice President	45,000

William F. Sullivan	Chief Operating Officer	30,000

The options vest in equal annual installments on the first four anniversaries of the grant date, expire on the tenth anniversary of the grant date and have an exercise price of $1.75, per share.  The options were granted pursuant to, and are subject to the terms of, the Company’s 2006 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    FRANKLIN CREDIT MANAGEMENT CORPORATION

                    By: /s/ Kevin P. Gildea
                   Name: Kevin P. Gildea
                       Title:   General Counsel

Date:  April 23, 2008